UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 25, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
            Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust
             (Exact name of registrant as specified in its charter)


                                                     52-2242390
                                                     52-2242392
New York (governing law of           333-72907-03    52-2242389
Pooling and Servicing Agreement)     (Commission     IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



        c/o Wells Fargo Bank Minnesota, N.A.                21044
        11000 Broken Land Parkway                          (Zip Code)
        Columbia, MD
        (Address of principal executive offices)





       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 25, 2000 a distribution was made to holders of MELLON RESIDENTIAL FUNDING CORPORATION, Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1

                                  Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust, relating to the July 25, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MELLON RESIDENTIAL FUNDING CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust

              By:   Wells Fargo Bank MN, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 08/03/2000



                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-TBC1 Trust, relating to the July 25, 2000 distribution.